                             CAMBRIDGE HEART, INC.

                       A minimum of 1,428,571 Shares and
                        a maximum of 2,142,857 Shares.



                            SALES AGENCY AGREEMENT
                            ----------------------


                                                   Dated as of August 16, 1999


Sunrise Securities Corp.
135 E. 57th Street
New York, New York  10022

Dear Sirs:

     Cambridge Heart, Inc., a Delaware corporation (the "Company"), proposes to offer for sale in a private offering (the "Offering") pursuant to Rule 506 of Regulation D ("Regulation D") under the Securities Act of 1933, as amended (the "Act"), a minimum (the "Minimum Financing") of 1,428,571 shares of the Company's common stock, $.001 par value per share (the "Common Stock") and a maximum (the "Maximum Financing") of 2,142,857 shares of Common Stock (collectively, the "Shares") at an purchase price of $3.50 per Share (the "Sales Price").
Investors in the Offering will also receive, a warrant in the form attached hereto as Exhibit I (collectively, the "Investor Warrants" and together with the
          ---------
Shares, the "Securities"), to purchase a number of shares of Common Stock equal to 20% of the number of Shares purchased by it (the "Investor Warrant Shares"). Each Investor Warrant will entitle the holder thereof, for a five-year period commencing on the date of issuance thereof, to purchase Investor Warrant Shares at an exercise price per Investor Warrant Share equal to $3.50. $.01 of the Sales Price shall be allocated to each share of Common Stock issuable upon exercise of an Investor Warrant (collectively, the "Investor Warrant Shares"). The investors in the Offering shall also be entitled to certain anti-dilution provisions pursuant to Section 9 of the Subscription Agreement (as defined herein). This Offering is being made solely to "accredited investors," as defined in Regulation D. This is to confirm our agreement concerning Sunrise Securities Corp. acting as our exclusive placement agent (the "Placement Agent") in connection with the Offering.

     The Company prepared and delivered to the Placement Agent sets of a confidential investor package containing, among other things, a term sheet (the "Term Sheet"), copies of the Company's (i) Form 10-K for the fiscal year ended December 31, 1998, (ii) 1998 Annual Report, (iii) quarterly report on Form 10-Q for the quarter ended March 31, 1999 and (iv) quarterly report on Form 10-Q for the quarter ended June 30, 1999, certain additional documents filed with the Securities and Exchange Commission (the "Commission") and other documents and material relating to, among other things, the Company, the Shares and the terms of the sale of the Shares. The documents and material contained in such confidential investor package, including all documents incorporated by reference therein, are collectively referred to herein as the "Prospective Investor Package" unless the documents and material contained in such confidential investor package shall be supplemented or amended in accordance with this Agreement, in which event the term "Prospective Investor Package" shall refer to the documents and material contained in such confidential investor package as so supplemented or amended from and after the time of delivery to the Placement Agent of such supplement or amendment.

     1.  Appointment of Placement Agent.
         ------------------------------

     On the basis of the representations and warranties contained herein and on the terms and conditions set forth herein, the Company hereby appoints you as its placement agent and grants to you the exclusive right to offer, as its agent, the Shares pursuant to the terms of this Agreement to prospective investors ("Prospective Investors"). On the basis of such representations and warranties, and on such conditions, you hereby accept such appointment and agree to use your best efforts to secure subscriptions to purchase Shares pursuant to the terms of this Agreement. The agency created hereby is not terminable by the Company except upon termination of the Offering pursuant to the terms of this Agreement or upon expiration of the Offering Period (as hereinafter defined) in accordance with the terms of this Agreement.

     2.  Terms of the Offering.
         ---------------------

     (a) Officers, directors and employees of the Company and the Placement Agent may purchase Shares on the same terms and conditions as other prospective investors (the "Affiliate Shares"). The Affiliate Shares shall be included in determining whether either the Minimum Financing or the Maximum Financing have been attained.

     (b) The Offering shall commence on the date hereof and shall expire at 5:00 P.M., New York time, on October 15, 1999, unless extended by mutual agreement of the Company and the Placement Agent. Such period, as the same may be so extended, shall hereinafter be referred to as the "Offering Period."

     (c) Each Prospective Investor who desires to purchase Securities shall be required to deliver to the Placement Agent an executed copy of the subscription agreement in the form included in the Prospective Investor Package (a "Subscription Agreement") and payment in the amount necessary to purchase the number of Securities such Prospective Investor desires to purchase. The Placement Agent shall not have any obligation to independently verify the accuracy or completeness of any information contained in any Subscription Agreement or the authenticity, sufficiency or validity of any check or other form of payment delivered by any Prospective Investor in payment for Securities.

     (d) Pursuant to an Escrow Agreement among Sunrise Securities Corp., the Company and the United States Trust Company of New York (the "Escrow Agent"), of even date herewith (the "Escrow Agreement"), the Placement Agent will establish a special account with the Escrow Agent entitled "Cambridge Heart, Inc. - Escrow Account" (the "Special Account"). The Placement Agent shall deliver each check or other form of payment received from a Prospective Investor to the Escrow Agent for deposit in the Special Account and shall deliver the executed copy of the Subscription Agreement received from each Prospective Investor to the Company. The Company and the Placement Agent shall promptly notify one another of the acceptance or rejection of any subscription. The Company shall not unreasonably reject any subscription.

     (e) If subscriptions to purchase a minimum of 1,428,571 Shares are not received from Prospective Investors prior to the expiration of the Offering Period and accepted by the Company, the Offering shall be canceled, all funds received by the Escrow Agent on behalf of the Company shall be refunded in full without any interest thereon, and this Agreement and the agency created hereby shall be terminated without any further obligation on the part of either party, except as provided in Section 10 hereof.

     (f) You may engage other persons selected by you to assist you in the Offering (each such person being hereinafter referred to as a "Selected Dealer") and you may allow such persons such part of the compensation payable to you hereunder as you shall determine. Each Selected Dealer shall be required to agree in writing to comply with the provisions of, and to make the representations, warranties and covenants contained in Sections 5(b) and 6(b) hereof by executing a form of Selected Dealer Agreement. On or prior to the Closing (as hereinafter defined), the Placement Agent shall deliver a copy of each executed Selected Dealer Agreement to the Company. By executing this Agreement, the Company hereby agrees to make, and is deemed to make, the representations and warranties to, and covenants and agreements with, each Selected Dealer (including an agreement to indemnify such Selected Dealer under Section 9 hereof) who has executed the Selected Dealer Agreement as are contained in this Agreement.

     3.  Closings.
         --------

     (a) Subject to the conditions set forth in Section 8 hereof, if subscriptions to purchase at least 1,428,571 Shares have been received prior to the expiration of the Offering Period and accepted by the Company, the initial closing under this Agreement (the "Closing") shall be held at the offices of Robinson Silverman Pearce Aronsohn & Berman LLP, 1290 Avenue of the Americas, New York, New York 10104 ("RSPAB"), at 10:00 A.M., New York time, on the third
(3rd) business day following the date upon which the Placement Agent receives notice from the Company that subscriptions to purchase at least 1,428,571 Shares (including Affiliate Shares) have been so accepted or at such other place, time or date as the Company and the Placement Agent shall agree upon. The Company shall provide the notice required by the preceding sentence as promptly as practicable. The date upon which the Closing is held shall hereinafter be referred to as the "Closing Date."

     (b) Subject to the conditions set forth in Section 8 hereof, if, subsequent to the Closing Date and prior to the expiration of the Offering Period, additional subscriptions to purchase Shares are received from Prospective Investors, which subscriptions are accepted by the Company, one or more additional closings under this Agreement (each, an "Additional Closing") shall be held at the offices of RSPAB at 10:00 A.M., New York time, on the third (3rd) business day following the date upon which the Placement Agent receives notice from the Company that additional subscriptions have been so accepted, or at such other place, time or date as the Company and the Placement Agent shall agree upon. The Company shall notify the Placement Agent as promptly as practicable whether any additional subscriptions so received have been accepted. The date upon which any Additional Closing is held shall hereinafter be referred to as an "Additional Closing Date." Notwithstanding anything contained herein to the contrary, in no event shall the Company accept subscriptions to purchase in excess of 2,142,857 Shares (including Affiliate Shares).

     (c) At the Closing and each Additional Closing (if any), as the case may be, the Company shall instruct the Escrow Agent to pay to the Placement Agent from the funds deposited in the Special Account in payment for the Securities, the amounts payable to the Placement Agent pursuant to Sections 4 and 7 of this Agreement. Promptly after the Closing Date and each Additional Closing Date (if any), as the case may be, the Company shall deliver to the purchasers of Securities certificates representing the Securities purchased.

     4.  Compensation.
         ------------

     (a) If subscriptions to purchase a minimum of 1,428,571 Shares (including Affiliate Shares) have been received from Prospective Investors prior to the expiration of the Offering Period and accepted by the Company, you or, at your discretion, your Selected Dealers or your designees, shall be entitled, as compensation for your services as Placement Agent under this Agreement, to an amount equal to 7% of the gross proceeds received by the Company from the sale of the Securities. Such compensation is payable by the Company on the Closing Date and each Additional Closing Date (if any), as the case may be, with respect to the Securities sold on such date and may be paid, at the Placement Agent's option, in part or in whole, either in cash or in shares of Common Stock (such shares of Common Stock, the "Commission Shares"), valued at the Sales Price less 7%, provided, that the Commission Shares shall not be included in the
    --------
calculation of the Minimum Financing or the Maximum Financing. Any Commission Shares issued pursuant to this paragraph shall be entitled to the identical registration rights granted to Prospective Investors pursuant to Section 7 of the Subscription Agreement, shall be included within the definition of "Registrable Securities" under the Subscription Agreement and, for the purposes hereof, the Placement Agent shall be included within the definition of "Holder" under the Subscription Agreement.

     (b) If subscriptions to purchase a minimum of 1,428,571 Shares (including Affiliate Shares) have been received from Prospective Investors prior to the expiration of the Offering Period and accepted by the Company, the Company shall, at each Closing and each Additional Closing Date (if applicable) issue to you or, at your discretion, your Selected Dealers or your designees, in addition to the amount set forth in Section 4(a) above, warrants (the
"Placement Agent Warrants" and together with the Investor Warrants, the "Warrants") to purchase a number of shares of Common Stock equal to 7% of the aggregate number of Shares issued in the Offering plus any Commission Shares (the "Placement Agent Warrant Shares" and together with the Investor Warrant Shares, the "Warrant Shares"). Each Placement Agent Warrant will entitle the holder thereof, for a five-year period commencing on the date of issuance thereof, to purchase Placement Agent Warrant Shares at an exercise price per Warrant Share equal to $4.20. The Placement Agent Warrants shall be in the form attached hereto as Exhibit I. The Placement Agent Warrant Shares issuable upon
                   ---------
the exercise of the Placement Agent Warrants shall be entitled to the identical registration rights granted to Prospective Investors pursuant to Section 7 of the Subscription Agreement, shall be included within the definition of "Registrable Securities" under the Subscription Agreement and, for the purposes hereof, the Placement Agent shall be included within the definition of "Holder" under the Subscription Agreement.

     (c) Notwithstanding anything contained herein to the contrary, the calculation of the number of Commission Shares and the Placement Agent Warrants issuable shall include Securities with respect to which the Company unreasonably rejected subscriptions.

     (d) Notwithstanding anything herein to the contrary, if (i) the Offering is terminated by the Company during the Offering Period, (ii) up to such termination you have been actively pursuing the Offering and (iii) within 270 days after such termination, the Company completes the sale of Securities or any of its other equity or debt securities (including securities convertible into equity securities) for cash, other than in connection with the exercise of existing options, units, warrants, strategic alliances or pursuant to a transaction incident to a sale of the Company, then the Company shall pay to you 8.15% of the gross sales price of such securities it has sold and shall issue to you, on the terms set forth in Section 4, warrants to purchase 10% of the securities so sold at an exercise price equal to the sales price per share. Any compensation pursuant to this Section 4(d) shall be in addition to any rights available to you hereunder.

     (e) Notwithstanding anything herein to the contrary, if (i) the Closing has taken place and (ii) during the period between the termination of the Offering and 270 days after such termination, the Company completes the sale of any of its equity or debt securities (including securities convertible into equity securities) for cash, other than in connection with the exercise of existing options, units, warrants, strategic alliances or pursuant to a transaction incident to a sale of the Company, then the Company shall pay to you 8.15% of the gross sales price of such securities it has sold and shall issue to you, on the terms set forth in Section 4, warrants to purchase 10% of the securities so sold at an exercise price equal to the sales price per share. Any compensation pursuant to this Section 4(e) shall be in addition to any rights available to you hereunder.

     (f) Notwithstanding anything herein to the contrary, if, during the Offering Period, the Company completes a sale of any of its equity or debt securities (including securities convertible into equity securities) for cash, other than as contemplated by this Agreement or in connection with the exercise of existing options, units, warrants, strategic alliances or pursuant to a transaction incident to a sale of the Company, then the Company shall pay to you 8.15% of the gross sales price of such securities it has sold and shall issue to you, on the terms set forth in Section 4, warrants to purchase 10% of the securities so sold at an exercise price equal to the sales price per share. Any compensation pursuant to this Section 4(f) shall be in addition to any rights available to you hereunder.

     (g) Notwithstanding anything herein to the contrary, all amounts set forth in this Agreement are subject to adjustment for mergers, recapitalizations, stock dividends or any other action having a similar effect on the Common Stock.

     5.  Representations and Warranties.
         ------------------------------

     (a) Representations and Warranties of the Company. The Company represents
         ---------------------------------------------
and warrants to, and agrees with, the Placement Agent and the Selected Dealers that:

          (i) The Prospective Investor Package, at all times during the period from the date hereof to and including the later of the Closing Date, the expiration of the Offering Period, and the last Additional Closing Date (if any), does not, and during such period will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made. The Placement Agent shall be entitled to rely on such material notwithstanding any investigation it may have made. Each contract, agreement, instrument, lease, license or other document described in the Prospective Investor Package is accurately and completely described therein in all material respects.

          (ii) No document provided by the Company to Prospective Investors pursuant to Section 6(a)(vii) hereof and no oral information provided by the Company to Prospective Investors, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Contracts to which the Company is a party provided by the Company to Prospective Investors shall not contain any untrue statement of a material fact or to omit to state any material fact if the contract so provided is a true, correct and complete copy of such contract, as amended or modified through the date it is so provided.

          (iii) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, with full power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with (collectively, "Consents"), all federal, state, local, foreign, and other governmental authorities and all courts and other tribunals, to own, lease, license and use its properties and assets and to carry on its business in the manner described in the Prospective Investor Package, except where the failure to have obtained such Consents would not have a material adverse effect on the Company and the Company has not received any notice of proceedings relating to the revocation or modification of any such consent, authorization, approval, order, license certificate, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding would result in a material adverse change in the financial condition, results of operations, business, properties, assets, liabilities or future prospects of the Company. The Company is duly qualified to do business and is in good standing in every jurisdiction in which its ownership, leasing, licensing or use of property and assets or the conduct of its business makes such qualification necessary. The Company has no subsidiaries.

          (iv) The Company has, as of the date hereof, an authorized and outstanding capitalization as set forth in the Prospective Investor Package. Each outstanding share of capital stock of the Company is duly authorized, validly issued, fully paid and nonassessable and has not been issued and is not owned or held in violation of any preemptive rights set forth in its Certificate of Incorporation or By-laws, or any agreement to which the Company is a party. All of the issued and outstanding shares of capital stock of the Company have been issued pursuant to either a current effective registration statement under the Act or an exemption from the registration requirements of the Act and were issued in accordance with all applicable Federal and state securities laws. There is no commitment, plan or arrangement to issue, and no outstanding option, warrant or other right calling for the issuance of, any share of capital stock of the Company or any security or other instrument which by its terms is convertible into, exercisable for or exchangeable for shares of capital stock of the Company, except as may be described in the Prospective Investor Package. There is outstanding no security or other instrument which by its terms is convertible into or exchangeable for any class of shares of capital stock of the Company, except as may be described in the Prospective Investor Package, which description may be an aggregate description of such securities. Except as set forth in the Prospective Investor Package, the Company is not a party to any agreement to issue, nor has it issued, any warrants, options or rights or preferred stock, notes or other evidence of indebtedness or other securities, instruments or agreements upon the exercise or conversion of which or pursuant to the terms of which additional shares of capital stock of the Company may become issuable. As of the date hereof, no holder of any of the Company's securities has preemptive rights or contractual rights of first refusal. The capital stock of the Company conforms to the description thereof contained in the Prospective Investor Package.

          (v) The financial statements of the Company included in the Prospective Investor Package (by incorporation by reference or otherwise) fairly present in all material respects the financial position, the results of operations, cash flows and the other information purported to be shown therein at the respective dates and for the respective periods to which they apply.
Such financial statements have been prepared in accordance with United States generally accepted accounting principles consistently applied throughout the periods involved, are correct and complete and are in accordance with the books and records of the Company. There has at no time been a material adverse change in the financial condition, results of operations, business, properties, assets, liabilities or future prospects of the Company from the latest information set forth in the financial statements included in the Company's quarterly report on Form 10-Q for the quarter ended June 30, 1999.

          (vi) There is no litigation, arbitration, governmental or other proceeding (formal or informal) or claim or investigation pending before any Federal, state, county, municipal or other governmental department, Commission, National Association of Securities Dealers, Inc., agency or instrumentality, domestic or foreign, whether legal or administrative or in arbitration or mediation, or, to the knowledge of the Company, threatened with respect to the Company or any of its operations, businesses, properties or assets, or such as individually or in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties or assets of the Company, taken as a whole. The Company is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree, or such as in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties, assets or future prospects of the Company, taken as a whole.

          (vii) Any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as in the aggregate are not material.

          (viii) Neither the Company nor, to the knowledge of the Company, any other party, is in violation or breach of or in default with respect to, complying in any material respect with any contract, agreement, instrument, lease, license, arrangement or understanding which is material to the Company, as described in the Prospective Investor Package, and each such contract, agreement, instrument, lease, license, arrangement and understanding is in full force and effect and is the legal, valid and binding obligation of the parties thereto enforceable as to them in accordance with its terms (subject to applicable bankruptcy, insolvency and other laws affecting the enforceability of creditors' rights generally and to general equitable principles). The Company enjoys peaceful and undisturbed possession under all real property leases under which it is operating. The Company is not in violation or breach of, or in default with respect to, any term of its Certificate of Incorporation or its By-laws.

          (ix) There is no right under any patent, patent application, trademark, trademark application, trade name, service mark, copyright, franchise or other intangible property or asset (all of the foregoing being herein called "Intangibles") necessary to the business of the Company as presently conducted or as the Prospective Investor Package indicates it contemplates conducting to which the Company does not own or have the right or license to use as necessary. To the Company's knowledge, the Company has not infringed nor is infringing with respect to Intangibles of others, and the Company has not received notice of infringement with respect to asserted Intangibles of others. To the Company's knowledge, there is no Intangible of others which has had or may in the future have a material adverse effect on the financial condition, results of operations, business, properties, assets, liabilities or future prospects of the Company. The patents indicated on Schedule 5(a)(ix) attached hereto, are,
                                   -----------------
except as otherwise indicated on such Schedule 5(a)(ix), registered in the name of the Company and are valid, enforceable and there is no existing infringement by another person of any of such patents.

          (x) The Company has all requisite power and authority to execute, deliver and perform this Agreement, the Subscription Agreements, the Escrow Agreement and the Warrants (collectively, the

"Operative Agreements") and to consummate the transactions contemplated by the Operative Agreements. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery and performance by the Company of the Operative Agreements. This Agreement and the Escrow Agreement have been duly authorized, executed, and delivered by the Company, are the legal, valid and binding obligations of the Company and are enforceable as to the Company in accordance with their terms (subject to applicable bankruptcy, insolvency and other laws affecting the enforceability of creditors' rights generally and to general equitable principles). The Subscription Agreements and the Warrants have been duly authorized by the Company and, when executed and delivered by the Company, will be the legal, valid and binding obligations of the Company enforceable against it in accordance with their respective terms (subject to applicable bankruptcy, insolvency and other laws affecting the enforceability of creditors' rights generally and to general equitable principles). No consent, authorization, approval, order, license, certificate or permit of or from, or registration, qualification, declaration or filing with, any federal, state, local, foreign or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery or performance by the Company of the Operative Agreements or the consummation of the transactions contemplated by the Operative Agreements, except (A) the filing of a Notice of Sales of Securities on Form D pursuant to Regulation D, (B) such consents, authorizations, approvals, registrations and qualifications as may be required under securities or "blue sky" laws in connection with the issuance, sale and delivery of the Shares, Commission Shares and Warrants pursuant to this Agreement and the Warrant Shares issuable upon exercise of the Warrants and (C) the filing of a registration statement and any necessary consents, authorizations and approvals thereunder pursuant to the Subscription Agreements. No consent of any party to any contract, agreement, instrument, lease, license, arrangement or understanding to which the Company is a party or to which any of their properties or assets are subject is required for the execution, delivery or performance of the Operative Agreements or the consummation of the transactions contemplated by the Operative Agreements, which has not been or will not be obtained prior to the Closing or any Additional Closings. The execution, delivery and performance of the Operative Agreements, and the consummation of the transactions contemplated by the Operative Agreements, will not violate, result in a breach of, conflict with or (with or without the giving of notice or the passage of time or both) entitle any party to terminate, call a default or receive any right under any such contract, agreement, instrument, lease, license, arrangement or understanding (except for any such violation, breach or conflict which has been properly waived thereunder), violate or result in a breach of any term of the Company's Certificate of Incorporation or By-laws, or violate, result in a breach of or conflict with any law, rule, regulation (including, without limitation, any rule or regulation promulgated by the Nasdaq Stock Market), order, judgment or decree binding on the Company or to which any of its operations, businesses, properties or assets are subject.

          (xi) The Shares, the Commission Shares, the Warrants and the Warrant Shares conform to all statements relating thereto contained in the Prospective Investor Package. The Shares and the Commission Shares have been duly reserved and authorized and, when issued and delivered to the subscribers therefor or the Placement Agent (as the case may be), pursuant to the terms of this Agreement and the Subscription Agreements (as the case may be), and the Warrant Shares, when issued and delivered pursuant to the terms of the Warrants, shall be duly authorized, validly issued, fully paid and nonassessable and shall not have been issued in violation of any preemptive rights set forth in the Company's Certificate of Incorporation or By-laws or any agreement to which the Company is a party.

          (xii) Subsequent to the dates as of which information is given in the Prospective Investor Package, and except as may otherwise be properly described in the Prospective Investor Package, (A) the Company had not, except in the ordinary course of business, incurred any liability or obligation, primary or contingent, for borrowed money, (B) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company, (C) the Company had not entered into any transaction not in the ordinary course of business, (D) the Company has not purchased any of its outstanding capital stock nor declared or paid any dividend or distribution of any kind on its capital stock, (E) the Company had not sustained any material loss or interference with its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or (F) there has not been any material adverse change, or any development which the Company reasonably believes could result in a prospective material adverse change, in the financial condition results of operations, business, properties, assets, liabilities or future prospects of the Company taken as a whole.

          (xiii) Neither the Company nor, to the knowledge of the Company, any of its affiliates has, directly or through any agent, sold, offered for sale or solicited offers to buy, nor will any of the foregoing directly buy (other than pursuant to the Offering) any security of the Company which is or could be integrated with the sale of the Shares, the Commission Shares, the Warrants or the Warrant Shares in a manner that would require the registration, pursuant to the Act, of the Offering.

          (xiv) Neither the Company nor, to the knowledge of the Company, any of its affiliates has, directly or indirectly, taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Shares.

          (xv) The Company has good and marketable title to all real and personal property owned by it, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and any real property and buildings held under lease by the Company are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company.

          (xvi) No labor dispute with the employees of the Company exists or is threatened or, to the knowledge of the Company, imminent that could result in a material adverse change in the financial condition, results of operations, business, properties, assets, liabilities or future prospects of the Company taken as a whole.

          (xvii) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged; the Company has not been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from insurers of recognized financial responsibility as may be necessary to continue its business at a cost that would not materially and adversely affect the financial condition, results of operations, business, properties, assets, liabilities or future prospects of the Company.

          (xviii) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse affect on the Company); and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it to the extent that any of the foregoing is due and payable. There are no pending or, to the knowledge of the Company, threatened audits, investigations or claims for or relating to any liability of the Company in respect of taxes.

          (xix) To the Company's knowledge, the Company is not in violation of any federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials and the Company has received all permits, licenses or other approvals required of it under applicable federal and state occupational safety and health and environmental laws and regulations to conduct its business, and the Company is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a material adverse change in the financial condition, results of operations, business, properties, assets, liabilities or future prospects of the Company.

          (xx) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (xxi) The Company has timely filed all reports as required under the Securities Exchange Act of 1934 (the "Exchange Act") and such reports, as of their respective dates, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, all in light of the circumstances under which they were made.

          (xxii) The Company has not, in the two years preceding the date hereof, received notice (written or oral) from the Nasdaq National Market ("NASDAQ") or any other stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance
requirements of such exchange or market.   The Company is, and has no reason to
believe that it will not in the foreseeable future continue to be, in compliance with all such maintenance requirements.

          (xxiii) Except as provided in Section 4 of this Agreement, there are no finder's fees or brokerage commissions payable with respect to the transactions contemplated by this Agreement, and the Company agrees to indemnify and hold harmless the Placement Agent from and against any and all cost, damage, liability, judgment and expense (including reasonable fees and expenses of counsel) arising out of or relating to claims for such fees or commissions.

          (xxiv) Assuming the accuracy of the representations and warranties of each Prospective Investor set forth in Sections 6(o) and (p) of the Subscription Agreement, the offer, issuance and sale of the Securities to each Prospective Investor as contemplated hereby are exempt from the registration requirements of the Act. Neither the Company nor any person authorized to act on its behalf has taken any action that could subject the offering, issuance or sale of the Securities to the registration requirements of the Act.

     (b) Representations and Warranties of the Placement Agent and Selected
         ------------------------------------------------------------------
Dealers.  The Placement Agent, and each Selected Dealer that the Placement Agent
-------
may from time to time appoint, by signing the Selected Dealer Agreement, hereby represent and warrant to, and agree with, the Company and each other as to themselves only as follows:

          (i) Neither the Placement Agent nor any such Selected Dealer will offer or sell any Securities to any investor which the Placement Agent or such Selected Dealer did not have reasonable grounds to believe and did not believe, was an "accredited investor."

          (ii) Neither the Placement Agent nor any such Selected Dealer will offer or sell any Securities by means of any form of general solicitation or general advertising, including, without limitation, the following:

               (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and

               (B) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          (iii) The Placement Agent and each such Selected Dealer is a member in good standing of the National Association of Securities Dealers, Inc. or a registered representative thereof.

          (iv) The representations and warranties contained in the Certificate of Selected Dealer attached to the form of Selected Dealer Agreement are true and correct as to the Selected Dealer which executed such Certificate and are true and correct as to the Placement Agent as if it had executed such a certificate.

          (v) Each of the Placement Agent and each Selected Dealer has all requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. All necessary corporate proceedings of the Placement Agent and each Selected Dealer have been duly taken to authorize the execution, delivery and performance by the Placement Agent and each Selected Dealer of this Agreement. This Agreement has been duly authorized, executed, and delivered by the Placement Agent and each Selected Dealer and is the legal, valid and binding obligation of the Placement Agent and each Selected Dealer in accordance with its terms (subject to applicable bankruptcy, insolvency and other laws affecting the enforceability of creditors' rights generally and to general equitable principles).

     6.  Covenants.
         ---------

     (a) Covenants of the Company.  The Company covenants to the Placement Agent
         ------------------------
and each Selected Dealer that it will:

          (i) Notify you immediately, and confirm such notice promptly in writing, (A) when any event shall have occurred during the period commencing on the date hereof and ending on the later of the Closing Date, the expiration of the Offering Period and the last Additional Closing Date (if any) as a result of which the Prospective Investor Package would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) of the receipt of any notification with respect to the modification, rescission, withdrawal or suspension of the qualification or registration of the Shares, the Commission Shares or the Warrant Shares or of an exemption from such registration or qualification in any jurisdiction. The Company will use its best efforts to prevent the issuance of any such modification, rescission, withdrawal or suspension and, if any such modification, rescission, withdrawal or suspension is issued and you so request, to obtain the lifting thereof as promptly as possible.

          (ii) Except in compliance with the immediately following sentence, not supplement or amend the Prospective Investor Package unless you shall have approved of such supplement or amendment in writing. If, at any time during the period commencing on the date hereof and ending on the later of the Closing Date, the expiration of the Offering Period or the last Additional Closing Date (if any), any event shall have occurred as a result of which the Prospective Investor Package contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or if, in the opinion of counsel to the Company or counsel to the Placement Agent, it is necessary at any time to supplement or amend the Prospective Investor Package to comply with the Act, Regulation D or any applicable securities or "blue sky" laws, the Company will promptly prepare an appropriate supplement or amendment (in form and substance satisfactory to you) which will correct such statement or omission or which will effect such compliance.

          (iii) Deliver without charge to the Placement Agent such sets of the Prospective Investor Package and any supplement or amendment thereto as may reasonably be requested by the Placement Agent.

          (iv) During the Offering Period, not, directly or indirectly, solicit any offer to buy from, or offer to sell to any person any Securities except through the Placement Agent.

          (v) Not solicit any offer to buy or offer to sell Securities by any form of general solicitation or advertising, including, without limitation, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or advertising.

          (vi) Qualify or register the Shares, Commission Shares, Warrants and Warrant Shares for offering and sale under, or establish an exemption from such qualification or registration under, the securities or "blue sky" laws of such jurisdictions as you may reasonably request. The Company will not consummate any sale of Securities in any jurisdiction or in any manner in which such sale may not be lawfully made.

          (vii) At all times during the period commencing on the date hereof and ending on the later of the Closing Date, the expiration of the Offering Period and the last Additional Closing Date (if any), provide to each Prospective Investor or its purchaser representative, if any, on request, such information (in addition to that contained in the Prospective Investor Package) concerning the Offering, the Company and any other relevant matters as it possesses or can acquire without unreasonable effort or expense and extend to each Prospective Investor or his purchaser representative, if any, the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the Offering and the business of the Company and to obtain any other additional information, to the extent it possesses the same or can acquire it without unreasonable effort or expense, as such Prospective Investor or purchaser representative may consider necessary in making an informed investment decision or in order to verify the accuracy of the information furnished to such Prospective Investor or purchaser representative, as the case may be.

          (viii) Before accepting any subscription to purchase Securities from, or making any sale to, any Prospective Investor, have reasonable grounds to believe and actually believe that (A) such Prospective Investor meets the suitability requirements for investing in the Securities set forth in the Subscription Agreement and (B) such Prospective Investor is an "accredited investor."

          (ix) Notify you promptly of the acceptance or rejection of any subscription and the reason for such rejection. The Company shall not unreasonably reject any subscription for Securities unless it pays the Placement Agent its compensation pursuant to Section 4(c) with respect thereto. Any subscription unreasonably rejected shall be deemed to have been accepted for purposes of determining whether the Minimum Financing has been completed solely for the purpose of determining whether the Placement Agent is entitled to its compensation pursuant to Section 4 hereof and this subsection (ix).

          (x) File five (5) copies of a Notice of Sales of Securities on Form D with the Commission no later than 15 days after the first sale of the Shares. The Company shall file promptly such amendments to such Notices on Form D as shall become necessary and shall also comply with any filing requirement imposed by the laws of any state or jurisdiction in which offers and sales are made.
The Company shall furnish you with copies of all such filings.

          (xi) Place the following legend on all certificates representing the Shares, the Commission Shares and the Warrants:

               "The securities represented hereby have not been registered under the Securities Act of 1933, as amended or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration statement under such Act or such laws or an exemption from registration under such Act and such laws which, in the opinion of counsel for the holder, which counsel and opinion are reasonably satisfactory to counsel for this corporation, is available."

          (xii) Not, directly or indirectly, engage in any act or activity which may jeopardize the status of the offering and sale of the Securities as exempt transactions under the Act or under the securities or "blue sky" laws of any jurisdiction in which the Offering may be made. Without limiting the generality of the foregoing, and notwithstanding anything contained herein to the contrary, the Company shall not, during the six (6) months following completion of the Offering, (A) directly or indirectly, engage in any offering of securities which, if integrated with the Offering in the manner prescribed by Rule 502(a) of Regulation D and applicable releases of the Commission, may jeopardize the status of the Offering and sale of the Securities as exempt transactions under Regulation D or (B) engage in any offering of securities, without the opinion of counsel reasonably satisfactory to the Placement Agent, to the effect that such offering would not result in integration with this Offering, or if integration would so result, that such integration would not jeopardize the status of this Offering as an exempt transaction under Regulation D.

          (xiii) Apply the net proceeds from the sale of the Securities for the purposes set forth in the Prospective Investor Package in substantially the manner indicated thereunder.

          (xiv) During the period commencing on the date hereof and ending on the expiration of the Offering Period, not issue any press release or other communication or hold any press conference with respect to this Offering, the Company, its financial condition, results of operations, business, properties, assets, liabilities or future prospects or the Offering, without your prior written consent.

          (xv) For a period of 270 days following the termination of the Offering, not, without your prior written consent (which consent shall not be unreasonably withheld), (A) offer, issue, sell, contract to sell, grant any option for the sale of or otherwise dispose of, directly or indirectly, any shares of Common Stock (or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for shares of Common Stock). Notwithstanding the foregoing, the Company will be able to sell, transfer or dispose of (i) the securities issuable under this Agreement, (ii) shares of Common Stock issuable upon the exercise of stock options under any stock option plan of the Company, warrants and other commitments, each of which are outstanding on the date hereof and which are described in the Prospective Investor Package and (iii) options granted after the date hereof under existing stock option plans, or (B) change any terms of the Company's outstanding stock options or warrants.

          (xvi) Comply in all respects with its obligations under the Operative Agreements.

          (xvii) Not, prior to the completion of the Offering, bid for, purchase, attempt to induce others to purchase, or sell, directly or indirectly, any Shares or any other securities of the Company of the same class and series as the Shares in violation of the provisions of Regulation M under the Exchange Act.

          (xviii) Notwithstanding anything herein to the contrary, not, for a period of eighteen (18) months from the date hereof, solicit any offer to buy from or offer to sell (except in an underwritten public offering) to any person introduced to the Company by you in connection with the Offering, who is not a stockholder of the Company at the time of such solicitation, directly or indirectly, any securities of the Company or of any other entity, or provide the name of any such person to any other securities broker or dealer or selling agent, except as otherwise required by law. In the event that the Company or any of its officers, directors or affiliates, directly or indirectly, solicits offers to buy from or offers to sell to any such person any such securities or provides the name of any such person to any other securities broker or dealer or selling agent, and such person purchases such securities or purchases securities from any such other securities broker or dealer or selling agent within such eighteen month period except in connection with an underwritten public offering, the Company shall pay to the Placement Agent an amount equal to 10% of the aggregate purchase price of the securities so purchased by such person.

          (xix) (a) Not later than the second business day following the Closing Date (and if applicable, each Additional Closing Date), prepare and file with the NASDAQ (and such other national securities exchange or market or trading or quotation facility on which the Common Stock is then listed) an additional shares listing application covering a the Shares, the Commission Shares (if any) and the Warrant Shares, (b) take all steps necessary to cause such shares of Common Stock to be approved for listing on the NASDAQ (as well as on any such other national securities exchange or market or trading or quotation facility on which the Common Stock is then listed) as soon as possible thereafter, and (c) provide to the Placement Agent evidence of such listing.

          (xx) At all times as long as the Warrants may be exercised, to keep reserved from the authorized and unissued Common Stock, such number of shares of Common Stock as may be, from time to time, issuable upon exercise of the Warrants.

     (b)  Covenants of the Placement Agent and Selected Dealers.
          -----------------------------------------------------

          (i) Neither the Placement Agent nor any Selected Dealer who signs the Selected Dealer Agreement, will accept the subscription of any Prospective Investor unless immediately before accepting such subscription the Placement Agent or such Selected Dealer has reasonable grounds to believe that (A) such Prospective Investor is an "accredited investor" and (B) all representations made and information furnished by such Prospective Investor in the Subscription Agreement and related documents are true and correct in all material respects. The Placement Agent and Selected Dealers agree to notify the Company promptly if the Placement Agent or a Selected Dealer, as applicable, shall, at any time during the period after delivery of the documents furnished by such Prospective Investor to the Company in connection with subscription for the Securities and immediately before the sale of Securities to such Prospective Investor, no longer reasonably believe one or more of the foregoing matters with respect to such Prospective Investor.

          (ii) Neither the Placement Agent nor any Selected Dealer will solicit other than in the jurisdictions in which such solicitation may, upon the advice of counsel to the Company, be made under applicable securities or "blue sky" laws and in which the Placement Agent or such Selected Dealer, as the case may be, is qualified so to act.

          (iii) Neither the Placement Agent nor any Selected Dealer will sell any Securities to any Prospective Investor unless a Prospective Investor Package is furnished to such Prospective Investor within a reasonable time prior thereto.

          (iv) Upon written notice from the Company that the Prospective Investor Package is to be supplemented or amended (which the Company will promptly give upon becoming aware of any untrue statement of a material fact required to be stated in the Prospective Investor Package or omission to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading), the Placement Agent and each Selected Dealer, if any, will immediately cease use of the Prospective Investor Package until the Placement Agent and such Selected Dealers have received such supplement or amendment and thereafter will make use of the Prospective Investor Package only as so supplemented or amended, and the Placement Agent and each Selected Dealer, if any, will deliver a copy of such supplement to each Prospective Investor to whom a set of the Prospective Investor Package had previously been delivered (and who had not returned such set) and whose subscription had not been rejected.

     7.   Payment of Expenses.
          -------------------

     (a) The Company hereby agrees to pay all reasonable fees, charges and expenses of the Offering, including, without limitation, all reasonable fees, charges, and expenses in connection with (i) the preparation, printing, reproduction, filing, distribution and mailing of the Prospective Investor Package, and all other documents relating to the offering, purchase, sale and delivery of the Securities, and any supplements or amendments thereto, including the fees and expenses of counsel to the Company, and the cost of all copies thereof, (ii) the issuance, sale, transfer and delivery of the Shares, the Commission Shares (if any) and the Warrants, including any transfer or other taxes payable thereon and the fees of any Transfer Agent, Warrant Agent or Registrar, (iii) the registration or qualification of the Shares, the Warrant Shares, the Commission Shares (if any) Warrants or the securing of an exemption therefrom under state or foreign "blue sky" or securities laws, including, without limitation, filing fees payable in the jurisdictions in which such registration or qualification or exemption therefrom is sought, the costs of preparing preliminary, supplemental and final "Blue Sky Surveys" relating to the offer and sale of the Shares, the Warrants and the Commission Shares (if any) and the fees and disbursements of counsel actually incurred to the Placement Agent in connection with such "blue sky" matters, (iv) the filing fees, if any, payable to the Commission; and (v) the retention of the Escrow Agent, including the fees and expenses of the Escrow Agent for serving as such and the fees and expenses of its counsel.

     (b) If subscriptions to purchase a minimum of 1,428,571 Shares (including Affiliate Shares) have been received prior to the expiration of the Offering Period and accepted by the Company, the Company shall pay to the Placement Agent an expense allowance equal to 1.15% of the gross proceeds received by the Company from the sale of the Securities. Such amounts (less amounts, if any, previously paid to you in respect of such non-accountable expense allowance) shall be paid by the Company out of the funds received from the sale of the Securities.

     (c) If subscriptions to purchase a minimum of 1,428,571 Shares (including Affiliate Shares) have not been received prior to the expiration of the Offering Period or if this Agreement is terminated by the Placement Agent pursuant to
Section 8 hereof prior to the issuance, sale and delivery of any Securities, the Company shall reimburse the Placement Agent for its reasonable out-of-pocket expenses hereunder (including, without limitation, the reasonable fees and expenses of counsel) and pay any compensation due with respect to unreasonably rejected subscriptions pursuant to the terms hereof.

     8.   Conditions of Placement Agent's Obligations. The obligations of the
          -------------------------------------------
Placement Agent pursuant to this Agreement shall be subject, in its discretion, to the continuing accuracy of the representations and warranties of the Company contained herein and in each certificate and document contemplated under this Agreement to be delivered to the Placement Agent, as of the date hereof and as of the Closing Date (and, if applicable, each Additional Closing Date) to the performance by the Company of its obligations hereunder, and to the following conditions:

     (a) At the Closing and each Additional Closing, as the case may be, the Placement Agent shall have received the opinion of Hale and Dorr LLP, counsel for the Company, and the opinion of Fish & Richardson, PC, patent counsel for the Company, dated the Closing Date or such Additional Closing Date, as the case may be, addressed to the Placement Agent, in substantially the form of Exhibit II-1 and Exhibit II-2 hereto, respective.

     (b) At the Closing and each Additional Closing, as the case may be, the Placement Agent shall have received a certificate of the chief executive officer and of the chief financial officer of the Company, dated the Closing Date or such Additional Closing Date, as the case may be, to the effect that, as of the Closing Date or such Additional Closing Date, as the case may be, the representations and warranties of the Company contained herein were and are accurate, and that as of the Closing Date or such Additional Closing Date, as the case may be, the obligations to be performed by the Company hereunder on or prior thereto have been fully performed.

     (d) All proceedings taken in connection with the issuance, sale and delivery of the Securities, Warrants and Commission Shares (if any) shall be reasonably satisfactory in form and substance to you and your counsel.

     (e) There shall not have occurred, at any time prior to the Closing or, if applicable, an Additional Closing, as the case may be, (i) any domestic or international event, act or occurrence which has materially disrupted, or in your reasonable opinion will in the immediate future materially disrupt, the securities markets; (ii) a general suspension of, or a general limitation on prices for, trading in securities on the New York Stock Exchange, Nasdaq National Market or in the over-the-counter market; (iii) any outbreak of major hostilities or other national or international calamity affecting securities markets in the United States; (iv) any banking moratorium declared by a state or federal authority; (v) any moratorium declared in foreign exchange trading by major international banks or other persons; (vi) any material interruption in the mail service or other means of communication within the United States; (vii) any material adverse change in the business, properties, assets, results of operations or financial condition of the Company; or (viii) any change in the market for securities in general or in political, financial or economic conditions which, in your reasonable business judgment, makes it inadvisable to proceed with the offering, sale and delivery of the Shares.

     Any certificate or other document signed by any officer of the Company on behalf of the Company and delivered to you or to your counsel as required hereunder shall be deemed a representation and warranty by the Company hereunder as to the statements made therein. If any condition to your obligations hereunder has not been fulfilled as and when required to be so fulfilled, you may terminate this Agreement or, if you so elect, in writing waive any such conditions which have not been fulfilled or extend the time for their fulfillment. In the event that you elect to terminate this Agreement, you shall notify the Company of such election in writing. Upon such termination, neither party shall have any further liability or obligation to the other except as provided in Section 10 hereof.

     9.  Indemnification and Contribution.
         --------------------------------

     (a) The Company agrees to indemnify and hold harmless the Placement Agent, the Selected Dealers, their officers, directors, stockholders, employees, agents, advisors, consultants and counsel, and each person, if any, who controls the Placement Agent or a Selected Dealer within the meaning of Section 15 of the Act or Section 20(a) of the Exchange against any and all loss, liability, claim, damage and expense whatsoever (which shall include, for all purposes of this Section 9, including, without limitation, attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation) as and when incurred arising out of, based upon or in connection with (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospective Investor Package or in any document delivered or statement made pursuant to Section 6(a)(vii), or (B) in any application or other document or communication (in this Section 9 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify the Shares, the Warrants, the Warrant Shares and the Commission Shares (if any) under the "blue sky" or securities laws thereof or in order to secure an exemption from such registration or qualification or filed with the Commission; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, all in light of the circumstances in which made, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company as stated in Section 9(b) with respect to the Placement Agent expressly for inclusion in the Prospective Investor Package or in any application, as the case may be; or (ii) any breach of any representation, warranty, covenant or agreement of the Company contained in this Agreement or any other Operative Agreement. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Agreement.

     If any action is brought against the Placement Agent, a Selected Dealer or any of their officers, directors, stockholders, employees, agents, advisors, consultants and counsel, or any controlling persons of the Placement Agent or a Selected Dealer (an "indemnified party"), in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company (the "indemnifying party") in writing of the institution of such action (but the failure so to notify shall not relieve the indemnifying party from any liability it may have other than pursuant to this Section 9(a) unless such failure materially prejudices the indemnifying party), and the indemnifying party shall promptly assume the defense of such action, including the employment of one counsel (reasonably satisfactory to such indemnified party or parties) and payment of expenses.
Such indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or the indemnifying party shall not have promptly employed counsel reasonably satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to one or more of the indemnifying parties and it would be inappropriate for the same counsel to represent both parties due to actual or potential differing interests between them, in any of which events such fees and expenses shall be borne by the indemnifying party and the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this paragraph to the contrary notwithstanding, the indemnifying party shall not be liable for any settlement of any such claim or action effected without its written consent. The Company agrees promptly to notify the Placement Agent of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of the Shares, the Prospective Investor Package or any application.

     (b) The Placement Agent agrees to indemnify and hold harmless the Company, its officers, directors, employees, agents and counsel, and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Placement Agent in Section 9(a), but only with respect to statements or omissions, if any, made in or omitted from the sections of the Term Sheet relating to the compensation and payment of expenses of the Placement Agent in the Offering, in reliance upon and in conformity with written information furnished to the Company as stated in this Section 9(b), expressly for inclusion in the Term Sheet, provided, that the extent of indemnification
                                 --------
under this Section 9(b) shall not exceed the amount of the compensation paid by the Company to the Placement Agent pursuant to Section 4(a) hereunder. If any action shall be brought against the Company or any other person so indemnified based on relevant sections of the Term Sheet and in respect of which indemnity may be sought against the Placement Agent pursuant to this Section 9(b), the Placement Agent shall have the rights and duties given to the indemnifying party, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 9(a). The foregoing agreement to indemnify shall be in addition to any liability the Placement Agent may otherwise have, including liabilities arising under this Agreement.

     (c) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 9(a) or 9(b) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act, or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any officer, director, employee, agent or counsel of the Company or any controlling person of the Company), on the one hand, and the Placement Agent and the Selected Dealers (including for this purpose any contribution by or on behalf of an indemnified party), on the other hand, shall contribute to the losses, liabilities, claims, damages and expenses whatsoever to which any of them may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agent and the Selected Dealers, on the other hand; provided, however, that if applicable law does not permit such allocation, then other relevant equitable considerations such as the relative fault of the Company and the Placement Agent and the Selected Dealers in connection with the facts which resulted in such losses, liabilities, claims, damages and expenses shall also be considered. The relative benefits received by the Company, on the one hand, and the Placement Agent and the Selected Dealers, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of compensation payable to the Placement Agent pursuant to Section 4 hereof but before deducting expenses) received by the Company, and (y) the compensation received by the Placement Agent pursuant to Section 4 hereof or, in the case of a Selected Dealer, the allowance paid to such Selected Dealer.

     The relative fault, in the case of an untrue statement, alleged untrue statement, omission or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Company or by the Placement Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission. The Company and the Placement Agent agree that it would be unjust and inequitable if the respective obligations of the Company and the Placement Agent and the Selected Dealers for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages and expenses or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 9(c). In no case shall the Placement Agent or a Selected Dealer be responsible for a portion of the contribution obligation in excess of the compensation received by it pursuant to
Section 4 hereof or the Selected Dealer Agreement, as the case may be, less the aggregate amount of any damages that such Placement Agent or Selected Dealer has otherwise been required to pay in respect of the same or any substantially similar claim. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 9(c), each person, if any, who controls the Placement Agent or a Selected Dealer within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each officer, director, stockholder, employee, agent and counsel of the Placement Agent and the Selected Dealers shall have the same rights to contribution as the Placement Agent or the Selected Dealer, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each officer, director, employee, agent and counsel of the Company shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 9(c). Anything in this Section 9(c) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 9(c) is intended to supersede any right to contribution under the Act, the Exchange Act or otherwise.

     10.  Representations and Agreements to Survive Delivery.  All
          --------------------------------------------------
representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements at the Closing Date and, if applicable, each Additional Closing Date, and such representations, warranties, covenants and agreements, including the indemnity and contribution agreements contained in Section 9, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Placement Agent or any indemnified person, or by or on behalf of the Company or any person or entity which is entitled to be indemnified under Section 9(b), and shall survive termination of this Agreement or the issuance, sale and delivery of the Securities. In addition, notwithstanding any election hereunder or any termination of this Agreement, and whether or not the terms of this Agreement are otherwise carried out, the provisions of Sections 4(d), 6(a)(xv), 6(a)(xviii), 7, 9, 10 and 12 shall survive termination of this Agreement and shall not be affected in any way by such election or termination or failure to carry out the terms of this Agreement or any part thereof.

     11.  Notices.  All communications hereunder, except as may be otherwise
          -------
specifically provided herein, shall be in writing and, if sent to the Placement Agent, shall be mailed, delivered or telexed or telegraphed and confirmed by letter, to its address set forth above, with a copy to Kenneth L. Henderson, Esq. and Alexandre T. Speaker, Esq. at Robinson Silverman Pearce Aronsohn & Berman LLP, 1290 Avenue of the Americas, New York, New York 10104 or if sent to the Company, shall be mailed, delivered or telexed or telegraphed and confirmed by letter, to Cambridge Heart, Inc., 1 Oak Park Drive, Bedford, MA 01730, attention: President, with a copy to Joseph Mullaney, Esq. at Hale and Dorr LLP, 60 State Street, Boston, MA 02109. All notices hereunder shall be effective upon receipt by the party to which it is addressed.

     12.  Assignment.  This Agreement shall not be assigned by any party hereto
          ----------
without the prior written consent of the other parties hereto.

     13.  Parties.  This Agreement shall inure solely to the benefit of, and
          -------
shall be binding upon, the Placement Agent and the Company and the persons and entities referred to in Section 9 who are entitled to indemnification or contribution and their respective successors, legal representatives and assigns (which shall not include any purchaser, as such, of Securities), and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained.

     14.  Construction.  This Agreement shall be construed in accordance with
          ------------
the laws of the State of Delaware, without giving effect to conflict of laws. Each party hereby consents to the exclusive jurisdiction of the Federal and state courts situated in New York County, New York in connection with any action arising out of or based upon this Agreement and the transactions contemplated by this Agreement.

     15.  Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which shall constitute an original and all of which, when taken together, shall constitute one agreement.

     16.  Entire Agreement.  This Agreement, including the Exhibits attached
          ----------------
hereto, constitutes the entire agreement between the parties hereto and supersedes all previous negotiations, agreements and commitments with respect thereto, and may only be amended by a written document, signed by duly authorized officers or representatives of each of the parties hereto.

     17.  Option to Terminate Agreement.  The Placement Agent shall have the
          -----------------------------
option to terminate this Agreement in the event that the Prospective Investor Package is not satisfactory to the Placement Agent in its sole discretion.

     If the foregoing correctly sets forth the understanding between us, please so indicate in the space provided below for that purpose and return the same to our attention, whereupon this letter shall constitute a binding agreement between us.

                                    Very truly yours,

                                    CAMBRIDGE HEART, INC.



                                    By: /s/ J.M. Arnold
                                        ------------------------------
                                        Name:  J. Arnold
                                        Title: President and Chief
                                               Executive Officer


Accepted as of the date first above written.
New York, New York

SUNRISE SECURITIES CORP.



By: /s/ Preston Tsao
    --------------------------
    Name:  Preston Tsao
    Title: Managing Director

                               Schedule 5(a)(ix)
                               -----------------

                       Principal Patents of the Company

Patent                                                                                           Patent
Number                Description                                    Ownership                   Issue Date
------                -----------                                    ---------                   ----------
US5935082             Assessing Cardiac Electrical Stability         Cambridge Heart, Inc.        August 10, 1999

US5713367             Measuring and Assessing Cardiac
                      Electrical Stability                           Cambridge Heart, Inc.        February 3, 1998

US5570696             Method and Apparatus for Assessing
                      Myocardial Electrical Stability                Cambridge Heart, Inc.        November 5, 1996

US4802491             Method and Apparatus for Assessi               Massachusetts Institute
                      Myocardial Electrical Stability                of Technology (1)            February 7, 1989


(1)  Licensed from Massachusetts Institute of Technology by Cambridge Heart,
Inc.

                                 Exhibit I
                                 ---------



Warrant No. ____



                                             Warrant to Purchase______ Shares



                         COMMON STOCK PURCHASE WARRANT

                 To Purchase Shares of Common Stock (par value
                               $0.001 per share)

                                      of

                             CAMBRIDGE HEART, INC.
                            (Delaware corporation)



                           Expires October __, 2004

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.


            VOID AFTER 8:00 P.M. NEW YORK TIME, ON OCTOBER[ ], 2004

                             CAMBRIDGE HEART, INC.
                  Warrant to Purchase Shares of Common Stock



          THIS CERTIFIES that, for good and valuable consideration received, [ ] (the "Holder"), is entitled to subscribe for and purchase from CAMBRIDGE HEART,
      ------
INC., a Delaware corporation (the "Company"), upon the terms and conditions set
                                   -------
forth herein, at any time or from time to time after October __, 1999, until 5:00 P.M. New York City time on October __, 2004 (the "Expiration Date"), all or
                                                       ---------------
any portion of [ ] shares (the "Warrant Shares") of common stock of the Company,
                                --------------
par value $0.001 per share (the "Common Stock"), subject to adjustment as provided herein, at a price of $[ ]/1/ per share, subject to adjustment as provided herein (the "Exercise Price"). This Warrant shall not be redeemable by
                      --------------
the Company.   This Warrant may be sold, transferred, assigned or hypothecated at any time and the term the "Holder" as used herein shall include any
                              ------
transferee to whom this Warrant has been transferred.


          1.  Registration of Warrant.  The Company shall register this Warrant,
              -----------------------
upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

          2.  Registration of Transfers and Exchanges.
              ---------------------------------------

              (a) The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly

_____________________

     /1/$5.25 for the Investor Warrant
        $4.20 for the Placement Agent Warrant
completed and signed, to the Company at the office specified in or pursuant to
Section 3(b). Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

                (b) This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Section 3(b) for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

          3.    Duration and Exercise of Warrants.
                ---------------------------------

                (a) This Warrant shall be exercisable by the registered Holder on any business day before 8:00 P.M., New York City time, at any time and from time to time on or after the date hereof to and including the Expiration Date. At 8:00 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. Prior to the Expiration Date, the Company may not call or otherwise redeem this Warrant without the prior written consent of the Holder.

                (b) Subject to Sections 2(b), 9 and 10, upon surrender of this Warrant, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its address for notice set forth in Section 14 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in the manner provided hereunder, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than three (3) business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise. Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

                A "Date of Exercise" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the holder hereof to be purchased.

                (c) This Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

          4.   Reservation of Shares.  The Company covenants that it will at all
               ---------------------
times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 5). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable

          5.   Certain Exercise Price Adjustments.  Subject to the provisions of
               ----------------------------------
this Section 5, the Exercise Price in effect from time to time shall be subject to adjustment, as follows:

               (a)  In case the Company shall at any time after the date hereof
(i) declare a dividend or make a distribution on the outstanding shares of Common Stock payable in shares of its capital stock or securities convertible into or exchangeable for capital stock, (ii) subdivide the outstanding shares of Common Stock into a smaller number of shares, (iii) combine the outstanding shares of Common Stock into a larger number of shares, or (iv) issue any shares by reclassification of the shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value), then, in each case, the Exercise Price in effect, and the number of Warrant
----
Shares issuable hereunder at the time of the record date for such dividend or at the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so that the Holder, after such time, shall be entitled to receive upon exercise of this Warrant the aggregate number and kind of shares which, if this Warrant had been exercised immediately prior to such time, the Holder would have owned upon such exercise and immediately thereafter been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations. Such adjustment shall be made successively whenever any event listed above shall occur.

               (b) In case the Company shall distribute to all holders of shares of Common Stock (including any such distribution made to the stockholders of the Company in connection with a consolidation or merger in which the Company is the surviving or continuing corporation) evidences of its indebtedness, cash, or assets (other than distributions and dividends payable as contemplated by Section 5(a) above), or rights, options, or warrants to subscribe for or purchase shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock, then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 5(e) hereof) per share of Common Stock on such record date, less the fair market value (as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error) of the portion of the evidences of indebtedness or assets so to be distributed, or of such rights, options, or warrants or convertible or exchangeable securities, or the amount of such cash, applicable to one share, and the denominator of which shall be such Current Market Price per share of Common Stock. Such adjustment shall become effective at the close of business on such record date.

               (c)  Whenever there shall be an adjustment as provided in this
Section 5, the Company shall within 15 days thereafter cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares issuable hereunder and the exercise price thereof after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

               (d) The Company shall not be required to issue fractions of shares of Common Stock or other shares of the Company upon the exercise of this Warrant. If any fraction of a share would be issuable upon the exercise of this Warrant (or specified portions thereof), the Company may issue a whole share in lieu of such fraction or the Company may purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price of such shares of Common Stock on the date of exercise of this Warrant.

               (e) The Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the five
(5) consecutive trading days immediately preceding the date in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the highest reported bid price for the Common Stock as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information. If on any such date the Common Stock is not listed or admitted to trading on any national securities exchange and is not quoted by NASDAQ or any similar organization, the fair value of a share of Common Stock on such date, as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive absent manifest error, shall be used.

               (f) No adjustment in the Exercise Price shall be required if such adjustment is less than $0.01, provided, that any adjustments which by
                                    --------
reason this Section 5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 5 shall be made to the nearest cent or to the nearest thousandth of a share, as the case may be.

               (g) Upon each adjustment of the Exercise Price as a result of the calculations made in this Section 5, this Warrant shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares of Common Stock (calculated to the nearest hundredth) obtained by dividing (i) the product obtained by multiplying (A) the number of shares of Common Stock purchasable upon exercise of this Warrant prior to adjustment of the Exercise Price by (B) the Exercise Price in effect prior to adjustment of the Exercise Price by (ii) the Exercise Price in effect after such adjustment of the Exercise Price.

               6.   Consolidations and Mergers.  In case of any (1) merger or
                    --------------------------
consolidation of the Company with or into another person, or (2) sale by the Company of more than one-half of the assets of the Company (on a book value basis) in one or a series of related transactions, or (3) tender or other offer or exchange (whether by the Company or another person) pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, stock, cash or property of the Company or another person; then the Holder shall have the right thereafter to (A) exercise this Warrant for the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and the Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the Common Stock for which this Warrant could have been exercised immediately prior to such merger, consolidation or sales would have been entitled, (B) in the case of a merger or consolidation, (x) require the surviving entity to issue to the Holder a warrant entitling the Holder to acquire shares of such entity's common stock, which warrant shall have terms identical (including with respect to exercise) to the terms of this Warrant and shall be entitled to all of the rights and privileges set forth herein and the agreements pursuant to which this Warrant was issued (including, without limitation, as such rights relate to the acquisition, transferability, registration and listing of such shares of stock other securities issuable upon exercise thereof), or (C) in the event of an exchange or tender offer or other transaction contemplated by clause (3) of this Section, tender or exchange this Warrant for such securities, stock, cash and other property receivable upon or deemed to be held by holders of Common Stock that have tendered or exchanged their shares of Common Stock following such tender or exchange, and the Holder shall be entitled upon such exchange or tender to receive such amount of securities, cash and property as the shares of Common Stock for which this Warrant could have been exercised immediately prior to such tender or exchange would have been entitled as would have been issued. In the case of clause (B), the exercise price applicable for the newly issued warrant shall be based upon the amount of securities, cash and property that each shares of Common Stock would receive in such transaction and the Exercise Price immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger, sale, consolidation, tender or exchange shall include such terms so as continue to give the Holder the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive such events.

               7.   Notice of Certain Events.  In case at any time any of the
                    ------------------------
following occur:

                    (a) The Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

                    (b) The Company shall offer to all the holders of its shares of Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

          (c) The Company shall take any action to effect any reclassification or change of outstanding shares of Common Stock or any consolidation, merger, sale, lease or conveyance of property, described in Section 6; or

          (d) The Company shall take any action to effect any liquidation, dissolution or winding-up of the Company or a sale of all or substantially all of its property, assets and business;

then, and in any one or more of such cases, the Company shall give written
----
notice thereof, by registered mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Warrant Register, mailed at least fifteen (15) days prior to (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants or other securities are to be determined,
(ii) the date on which any such offer to holders of shares of Common Stock is made, or (iii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution or winding-up is expected to become effective and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution or winding-up. Nothing herein shall allow a Holder to delay or prevent any of the foregoing actions.

          8.   Registration Rights.  The Warrant Shares issuable upon the
               -------------------
exercise of this Warrant shall be entitled to the identical registration rights granted to investors in the Company's August 1999 Private Placement pursuant to
Section 7 of each of those certain Subscription Agreement, accepted by the Company on the date hereof, between the Company and such investors (the "Subscription Agreement"). The Warrant Shares shall be included within the definition of "Registrable Securities" under the Subscription Agreement and the Holder be included within the definition of "Holder" under the Subscription Agreement.

          9.   Payment of Exercise Price.  The Holder shall pay the Exercise
               -------------------------
Price in one of the following manners:

                  (a) Cash Exercise.  The Holder may deliver immediately
                      -------------
available funds; or

                  (b) Cashless Exercise. The Holder may surrender this Warrant
                      -----------------
to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:


                       X = Y (A-B)/A
          where:
                       X = the number of Warrant Shares to be issued to the Holder.

                       Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

                       A = the average of the closing sale prices of the Common Stock for the five (5) trading days immediately prior to (but not including) the Date of Exercise.

                       B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date.

         10.  Taxes.  The issuance of any shares or other securities upon the
              -----
exercise of this Warrant and the delivery of certificates or other instruments representing such shares or other securities shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder (except for any tax that is payable in respect of any such transfer and any related exercise of this Warrant and that would be payable pursuant to the first sentence of this Section 10 were such certificate to be issued in the name of the Holder).

         11.  Legend.  In the event that either a registration statement
              ------
covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Act, the certificate or certificates evidencing the Warrant Shares, shall bear the following legend:

                  "The securities represented hereby have not
              been registered under the Securities Act of 1933, as amended or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration statement under such Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the securities act and in accordance with applicable state securities laws ."

         12.  Replacement of Warrants.  Upon receipt of evidence satisfactory to
              -----------------------
the Company of the loss, theft, destruction or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expenses and execution of a reasonable lost security indemnification agreement, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor and denomination.

         13.  No Rights as Stockholder.  The Holder of any Warrant shall not
              ------------------------
have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

          14.  Notices.  All notices, requests, consents and other
               -------
communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

                (a) If to the registered Holder of this Warrant, to the address of such Holder as it shall appear in the Warrant Register; or

                (b) If to the Company, to the address set forth on the first page of this Warrant or to such other address as the Company may designate by notice to the Holder.

          15.  Successors.  All the covenants, agreements, representations and
               ----------
warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.

          16.  Headings.  The Article and Section headings in this Warrant are
               --------
inserted for purposes of convenience only and shall have no substantive effect.

          17.  Governing Law.  This Warrant shall be construed in accordance
               -------------
with the laws of the State of Delaware, without regard to principles of conflicts of law.

          18.  Modification of Agreement.  This Warrant shall not otherwise
               -------------------------
be modified, supplemented or amended in any respect unless such modification, supplement or amendment is in writing and signed by the Company and the Holder of this Warrant and Holders of any portion of the Warrant subsequently assigned or transferred in accordance with the terms of this Warrant.

          19.  Consent to Jurisdiction.  The Company and the Holder irrevocably
               -----------------------
consent to the non-exclusive jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Warrant, any document or instrument delivered pursuant to, in connection with or simultaneously with this Warrant, or a breach of this Warrant or any such document or instrument. In any such action or proceeding, the Company waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 14 hereof.

          20.  Warrant Agent.  The Company shall serve as warrant agent under
               -------------
this Warrant. Upon thirty (30) days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.


          21.  Miscellaneous.
               -------------

                    (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

                    (b) Subject to Section 21(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant. This Warrant shall inure to the sole and exclusive benefit of the Company and the Holder.

                    (c) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

          IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the date set forth below by its duly authorized officer.



Dated:  October [ ], 1999                      CAMBRIDGE HEART, INC.



                                               By:__________________________
                                               Name:
                                               Title:

                         FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To Cambridge Heart, Inc.:

          In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of common stock, $.001 par value per share, of Cambridge Heart, Inc. (the "Common Stock") and , if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

          The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                                PLEASE INSERT SOCIAL SECURITY OR
                                                       TAX IDENTIFICATION NUMBER


                                                ________________________________

________________________________________________________________________________
                        (Please print name and address)

          If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:



________________________________________________________________________________
                        (Please print name and address)

Dated: _______, _____                 Name of Holder:

                                      (Print) __________________________________
                                      By:
                                      Name:
                                      Title:

                                 (Signature must conform in all respects to name of holder as specified on the face of the Warrant)

                              FORM OF ASSIGNMENT


          (To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto _________________, having an address at _________________________
_______________________, the attached Warrant to the extent of the right to purchase ____________ shares of Common Stock, $0.001 par value per share, of CAMBRIDGE HEART, INC. (the "Company"), together with all right, title, and
                            -------
interest therein, and does hereby irrevocably constitute and appoint _________________ as attorney to transfer such Warrant on the books of the Company, with full power of substitution.


Dated: _______________, _____
                                          _______________________________
                                          Print name of holder of Warrant


                                          By:____________________________
                                          Name:
                                          Title:


                                    NOTICE


          The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                 Exhibit II-1
                                 ------------


          1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as, to our knowledge, it is currently conducted. The Company is duly qualified to do business and is in good standing in the Commonwealth of Massachusetts.

          2. The issuance, sale and delivery of the Securities to be sold at the Closing by the Company in accordance with the Subscription Agreements, and the issuance and delivery of the Commission Shares and the shares of Common Stock issuable upon exercise of the Warrants, as the case may be, have been duly authorized and reserved for issuance by all necessary corporate action on the part of the Company, and the Securities when so issued, sold and delivered against payment therefor in accordance with the provisions of the Subscription Agreements, and the Commission Shares, when issued in accordance with the terms of the Agency Agreement, and the shares of Common Stock issuable upon exercise of the Warrants, when issued and paid for in accordance with the terms of such Warrants, as the case may be, will be duly and validly issued, fully paid and non-assessable.

          3. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Operative Agreements and otherwise to carry out its obligations hereunder. The execution, delivery and performance by the Company of the Operative Agreements and the consummation by it of the transactions contemplated thereby, have been duly authorized by all necessary corporate action on the part of the Company, and the Operative Agreements have been duly executed and delivered by the Company and constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms.

          4.  Based in part on the representations of each of the Investors in
Section 6 of the respective Subscription Agreements, the offer, issuance and sale of the Securities to be sold to the Investors at the Closing pursuant to the Subscription Agreements are, and the issuance of the shares of Common Stock issuable upon exercise of the Investor Warrants in accordance with the terms of the Investor Warrants, as the case may be, will be, exempt from the registration requirements of the Securities Act of 1933, as amended.

          5. To our knowledge, there is no action, suit, claim, governmental inquiry, proceeding or investigation pending against the Company, which might result in any material adverse change in the assets, condition (financial or otherwise) or business of the Company.

          6. The Warrants have been duly authorized by the Company and, when countersigned and delivered to and paid for by the Investors, will constitute the valid and binding obligations and will constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

          7. The execution, delivery and performance of the Operative Agreements by the Company and the consummation by the Company of the transactions contemplated by such agreements will not conflict with or violate any provision of its Charter or Bylaws and do not conflict with, violate, breach or constitute a default under, or result in the imposition of any lien on the Company's property pursuant to the agreements listed on Schedule I attached
                                                        ----------
hereto.

                                 Exhibit II-2
                                 ------------

At your request, we are writing to address intellectual property issues relative to Cambridge Heart, Inc. ("Cambridge Heart").

We are not aware of any patent or other intellectual property infringed by Cambridge Heart. Nor are we aware that Cambridge Heart has received any notice of infringement of the intellectual property of others.

Cambridge Heart has rights in, among others, the following U.S. Patents:

Patent Number       Title
5,935,082           Assessing Cardiac Electrical  Stability
5,713,367           Measuring and Assessing Cardiac Electrical Stability
5,570,696           Method and Apparatus for Assessing Myocardial Electrical
                    Stability
4,802,491           Method and Apparatus for Assessing Myocardial Electrical
                    Stability

The first three patents are owned by Cambridge Heart by virtue of assignments from the inventors. These assignments have been recorded with the U.S. Patent & Trademark Office. The fourth patent has been licensed to Cambridge Heart by the Massachusetts Institute of Technology.

We believe that these patents were properly issued, are valid, and are enforceable. We are not aware of any infringement of these patents.

These patents provide strong protection for techniques used in Cambridge Heart's products. The claims of the '491 patent cover certain techniques for analyzing cycle-to-cycle variability (e.g., alternans) in a physiologic waveform (e.g., an ECG). The claims of the '696 and '367 patents cover techniques for detecting alternans in conjunction with physiologic stress, such as exercise. The claims of the '082 patent cover techniques for visually presenting an alternans measure in association with a reference signal (e.g., the patient's heart rate) to permit visual evaluation of whether the alternans measure is representative of cardiac electrical stability.

At your request, we recently conducted a prior art search with respect to patents related to T-wave alternans. This search revealed U.S. Patent No. 5,921,940, which issued to Georgetown University on July 13, 1999, and is titled "Method and Apparatus for Using Physiologic Stress in Assessing Myocardial Electrical Stability." We have advised Cambridge Heart that this patent is invalid. Our conclusion that this patent is invalid forms the basis for our conclusion that it is not infringed.

If you have any questions, or if we can be of any further assistance, please do not hesitate to contact us.


With best regards,



John F. Hayden